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                                                                    Exhibit 21.1

                        WEATHERFORD INTERNATIONAL, INC.
                                SUBSIDIARY LIST


NAME                                                             JURISDICTION
708621 Alberta Ltd.                                              Alberta
721260 Alberta Ltd.                                              Alberta
A-1 Bit & Tool Co., B.V.                                         Netherlands
Aarbakke Eindom AS                                               Norway
Air Drilling International, Inc.                                 Delaware
Air Drilling Services Bolivia S.R.L.                             Bolivia
Air Drilling Services Columbia Limited                           Colombia
Air Drilling Services de Venezuela, C.A.                         Venezuela
Air Drilling Services France (SARL)                              France
Air Drilling Services, Inc.                                      Wyoming
Algerian Oilfield Services S.p.A.                                Algeria
Ampscot Overseas Petroleum Equipment Co., LLC                    Oman
Anbert Cilindros S.A.I.C.                                        Argentina
Ancil S.A.I.C.                                                   Argentina
Aquatronic Limited                                               U.K.
Baktexas                                                         Azerbajan
BEI Technology, Inc.                                             Texas
Bit & Tool A-1 S.r.l.                                            Italy
Calumet Petroleum Services, Inc.                                 Venezuela
Canadian Air Drilling Services Inc.                              Alberta
CanaRoss Limited                                                 Russia
Cardium International Limited                                    Hong Kong
Cardium Investments (Barbados) Limited                           Barbados
Cardium Tool International Limited                               Barbados
Cardium Tool Services Inc.                                       Alberta
Cardium Tool Services de Venezuela, S.A.                         Venezuela
Channelview Real Property Inc.                                   Delaware
Citra Grant Prideco Marketing Ltd.                               Jersey Islands
Columbia Petroleum Services Corp.                                Delaware
CRC-Evans Automatic Welding, Inc.                                Texas
CRC-Evans Pipeline International (UK) Limited                    U.K.
CRC-Evans Services Limited                                       U.K.
Dailey Asia-Pacific Pte. Ltd.                                    Singapore
Dailey Canada Limited                                            Alberta
Dailey de Mexico S.A. de C.V.                                    Mexico
Dailey de Venezuela, S.A.                                        Venezuela
Dailey del Peru S.A.                                             Peru
Dailey Energy Services, Inc.                                     Delaware




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Dailey Environmental Remediation Technologies, Inc.              Texas
Dailey IDS Limited                                               U.K.
Dailey International (Thailand) Limited                          Thailand
Dailey International Sales Corporation                           Delaware
Dailey Limited                                                   Cayman Islands
Dailey Worldwide Services Corp.                                  Texas
Dataline Petroleum Services, Inc.                                Texas
Directional Wireline Engineering Services (Nigeria) Limited      Nigeria
Drill Tube International, Inc.                                   Texas
EMI-Electro Magnetica Ispezioni Italia S.r.l.                    Italy
Energy Ventures (Cyprus) Ltd.                                    Cyprus
Energy Ventures Far East Limited                                 Hong Kong
Energy Ventures Foreign Sales Corp.                              Barbados
Energy Ventures Mid East, Inc.                                   Cayman Islands
Enerpro de Mexico, S.A. de C.V.                                  Mexico
Enterra (U.K.) Limited                                           U.K.
Enterra Compression Company                                      Delaware
Enterra Compression Investment Company                           Delaware
Enterra Cyprus Limited                                           Cyprus
Enterra International Limited                                    U.K.
Enterra Oilfield Rentals Limited                                 Hong Kong
Enterra Patco Oilfield Products, Inc.                            Texas
Enterra Rental and Fishing Company                               Delaware
Ercon, Inc.                                                      Delaware
European Material Inspection (EMI) B.V.                          Netherlands
EVI (Barbados), SRL                                              Barbados
EVI Christiana, Inc.                                             Wisconsin
EVI de Venezuela, S.A.                                           Venezuela
EVI International, Inc.                                          Delaware
EVI Oil Tools Ltd.                                               U.K.
EVI Weatherford, Inc.                                            Delaware
Expio Limited                                                    U.K.
Gas Services International (S) Pte. Ltd.                         Singapore
Gas Services International (USA), Inc.                           Texas
Gas Services International Limited                               British Virgin
                                                                 Islands
GL/95 Services, C.A.                                             Venezuela
Global Air Drilling Services Ltd.                                Alberta
Gospimol S.A.                                                    Ecuador
Grant Austria, Inc.                                              Delaware
Grant Prideco (Singapore) Pte. Ltd.                              Singapore
Grant Prideco Limited                                            U.K.
Grant Prideco S.A. de C.V.                                       Mexico
Grant Prideco, Inc.                                              Delaware
Grant Prideco, S.A.                                              Switzerland



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Griffin Legrand Limited Partnership                              Alberta
Homco Oilfield Services Ltd.                                     U.K.
Houston Well Screen Asia Pte. Ltd.                               Singapore
Houston Well Screen Company                                      Texas
Immobiliaria Industrial de Veracruz, S.A. de C.V.                Mexico
Independent Well Management Limited                              U.K.
International Nitrogen Services Canada Ltd.                      Alberta
International Nitrogen Services LLC                              Delaware
International Oil Tool Rentals Ltd.                              Cayman Islands
International Petroleum Services, Inc.                           Delaware
J & J Rubber Molding and Supply Co.                              Arkansas
J. D. Investments Bonaire N.V.                                   Netherlands
                                                                 Antilles
J.D.I. Tool Works B.V.                                           Netherlands
Jiangsu Shuguang Grant Prideco Tubular Company Ltd.              China
Keltic Oil Tools Limited                                         U.K.
Kobe International Ltd.                                          Bahamas
KSP Logistics Co. Ltd.                                           Thailand
Legrand International (1977) Ltd.                                Barbados
McAllister Petroleum Services (Cyprus) Limited                   Cyprus
McMurry-Macco (UK) Limited                                       U.K.
Nodeco Ltd.                                                      U.K.
Oil Field Rental Holdings Limited                                U.K.
Pacific Pump & Supply, Inc.                                      California
PETCO Fishing & Rental Tools (UK) Ltd.                           U.K.
Petro-Drive, Inc.                                                Louisiana
Petroleum Equipment Supply Company                               Louisiana
Petroline E.S.T. Limited                                         U.K.
Petroline Well Engineers Limited                                 U.K.
Petroline Well Solutions Limited                                 U.K.
Petroline Wellsystems (America) Limited                          U.K.
Petroline Wellsystems (USA), L.L.C.                              Delaware
Petroline Wellsystems Limited                                    U.K.
Petroline Wireline Services Limited                              U.K.
Prideco de Venezuela, S.A.                                       Venezuela
Pridecomex Holding, S.A. de C.V.                                 Mexico
PT Gas Services Indonesia                                        Indonesia
PT Hawes Utama Indonesia                                         Indonesia
PT H-Tech Oilfield Equipment Inc.                                Indonesia
PT Weatherford Indonesia                                         Indonesia
PT Wira Insani                                                   Indonesia
Quality Machining Services Limited                               U.K.
Schoeller-Bleckmann Motovilithinskije Sucker Rod Gmbh            Austria
ServiciosTec LDC                                                 Cayman Islands
Shengli-Highland Company Ltd.                                    China



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Specialty Testing & Consulting Ltd.                              Alberta
Subsurface Technology AS                                         Norway
SubTech International, Inc.                                      Delaware
TA Industries, Inc.                                              Delaware
Tech Line Oil Tools Inc.                                         Delaware
Technical Oil Services Ltd.                                      British Virgin
                                                                 Islands
Texas Arai, Inc.                                                 Delaware
TF de Mexico, S.A. de C.V.                                       Mexico
TIEBO Middle East Limited                                        British Virgin
                                                                 Islands
Trico Industries, Inc.                                           California
Tube-Alloy Capital Corporation                                   Texas
Tube-Alloy Corporation                                           Louisiana
Tube-Alloy Corporation International                             Texas
Van der Horst U.S.A., Inc.                                       Delaware
Venstar, Inc.                                                    Delaware
Voest-Alpine Kindberg GmbH                                       Austria
Voest-Alpine Kindberg GmbH & Co. KG                              Austria
Voest-Alpine Middle East Free Zone Establishment                 United Arab
                                                                 Emirates
Voest-Alpine South America, C.A.                                 Venezuela
Weatherford (B) Sdn. Bhd.                                        Brunei
Weatherford (Malaysia) Sdn. Bhd.                                 Malaysia
Weatherford (Saudi Arabia) Ltd.                                  Saudi Arabia
Weatherford (Thailand) Ltd.                                      Thailand
Weatherford Aarbakke AS                                          Norway
Weatherford Abu Dhabi, Ltd.                                      Cayman Islands
Weatherford Ampscot Ltd.                                         Alberta
Weatherford Artificial Lift Systems, Inc.                        Delaware
Weatherford Asia Pacific Pte. Ltd.                               Singapore
Weatherford Australia Pty. Ltd.                                  Australia
Weatherford BMW Ltd.                                             Alberta
Weatherford Canada Ltd.                                          Alberta
Weatherford Colombia Ltd.                                        British Virgin
                                                                 Islands
Weatherford de Mexico S.A. de C.V.                               Mexico
Weatherford del Peru S.R.L.                                      Peru
Weatherford East Europe Service GmbH                             Germany
Weatherford Enterra Compression Company, L.P.                    Delaware
Weatherford Eurasia B.V.                                         Netherlands
Weatherford Eurasia Limited                                      U.K.
Weatherford Foreign Sales Corporation                            Barbados
Weatherford France S.A.S.                                        France
Weatherford Global Compression (Australia) Limited               Australia
Weatherford Global Compression (Thailand) Ltd.                   Thailand
Weatherford Global Compression del Peru S.R.L.                   Peru
Weatherford Global Compression Foreign Sales Corporation         Barbados



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Weatherford Global Compression Holding, L.L.C.                   Delaware
Weatherford Global Compression S.A.                              Argentina
Weatherford Global Compression Services Ltd.                     Alberta
Weatherford Global Compression Services, L.P.                    Delaware
Weatherford Global Ltda.                                         Brazil
Weatherford Hoevelaken (in liquidation)                          Netherlands
Weatherford Holding GmbH                                         Germany
Weatherford Industria e Comercio Ltda.                           Brazil
Weatherford KSP Company Limited                                  Thailand
Weatherford Latin America, Inc.                                  Panama
Weatherford Latin America, S.A.                                  Venezuela
Weatherford Management, Inc.                                     Delaware
Weatherford Mauritius Limited                                    Mauritius
Weatherford Mediterranea S.p.A.                                  Italy
Weatherford Nigeria Limited                                      Nigeria
Weatherford Norge A/S                                            Norway
Weatherford Oil Tool GesmbH                                      Austria
Weatherford Oil Tool GmbH                                        Germany
Weatherford Oil Tool Middle East Ltd.                            British Virgin
                                                                 Islands
Weatherford Oil Tool Nederland B.V.                              Netherlands
Weatherford Overseas Products, Ltd.                              Cayman Islands
Weatherford Overseas Services, Ltd.                              Cayman Islands
Weatherford PC Pump Ltd.                                         Alberta
Weatherford Services (West Africa) Ltd.                          Nigeria
Weatherford Services Argentina S.A.                              Argentina
Weatherford Services, Ltd.                                       Bermuda
Weatherford Services, S.A.                                       Panama
Weatherford Technical Services Limited                           British Virgin
                                                                 Islands
Weatherford Trinidad Limited                                     Trinidad
Weatherford U.K. Limited                                         U.K.
Weatherford U.S., L.P.                                           Louisiana
Weatherford/Al-Rushaid Ltd.                                      Saudi Arabia
Weatherford/Bin Hamoodah                                         Abu Dhabi
Weatherford/Lamb, Inc.                                           Delaware
West Coast International Oilfield Rentals, B.V.                  Netherlands
WEUS Holding, Inc.                                               Delaware
WI Products & Equipment, Inc.                                    Cayman Islands
WII Rental Company                                               Delaware
William Tools Co. (Canada) Inc.                                  Alberta
Williams Tool Co.                                                Arkansas
Worldwide Leasing LDC                                            Cayman Islands
Worldwide Oil Tool Rental Ltd.                                   Cayman Islands
WUS Holding, L.L.C.                                              Delaware
XL Systems International, Inc.                                   Delaware



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XL Systems, Inc.                                                 Texas
XLS Holding, Inc.                                                Texas
XLS Systems Antilles N.V.                                        Netherlands
                                                                 Antilles
XLS Systems Europe, B.V.                                         Netherlands


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